Exhibit 99.1

PRESS RELEASE
AmerisourceBergen Corporation
1 West First Avenue Conshohocken, PA 19428

AmerisourceBergen TO EXPAND GLOBAL BIOPHARMA SERVICES PLATFORM WITH ACQUISITION OF PHARMALEX

Transaction further advances leadership in specialty, with key commercial enablement solutions to support biopharmaceutical partners

CONSHOHOCKEN, PA, September 12, 2022 — AmerisourceBergen Corporation (NYSE: ABC) today announced that it has signed a definitive agreement to acquire PharmaLex Holding GmbH, a leading provider of specialized services for the life sciences industry, from funds advised by AUCTUS Capital Partners AG for €1.28 billion in cash, subject to certain customary adjustments. The transaction will advance AmerisourceBergen’s role as partner of choice for biopharmaceutical manufacturers by enhancing AmerisourceBergen’s global portfolio of solutions to support manufacturer partners across the pharmaceutical development and commercialization journey.

“The strategic acquisition of PharmaLex will expand our global platform of biopharma services, further advancing the strategy we detailed at our recent Investor Day,” said Steven H. Collis, Chairman, President & Chief Executive Officer. “AmerisourceBergen is committed to building on our leadership in specialty services through a continued focus on innovation and partnerships, and by acquiring PharmaLex, we will be able to further enhance our value proposition to pharmaceutical manufacturers, from emerging biotechs to global biopharmaceutical leaders. PharmaLex’s highly complementary business and strong market reputation will deepen our partnerships with manufacturers, advancing our role as a strategic partner of choice as we support end-to-end clinical and commercial enablement solutions for our pharma customers. We look forward to welcoming the PharmaLex team to create healthier futures with AmerisourceBergen.”

PharmaLex is a global team of scientific, regulatory, and safety and compliance (GxP) experts that provide strategic guidance and regulatory support to biopharma companies throughout a product’s lifecycle. The company provides tech-enabled services ranging from clinical development consulting to marketing authorization, enabling clients to efficiently bring products to global markets and diverse patient populations.

The transaction is expected to close by March 2023 and is subject to the satisfaction of customary closing conditions, including receipt of required regulatory approvals.

Upon closing, the acquisition of PharmaLex is expected to be approximately $0.15 accretive to AmerisourceBergen’s adjusted diluted EPS (a non-GAAP financial measure defined herein) for the last seven months of its fiscal year 2023, which would contribute to AmerisourceBergen’s previously disclosed fiscal year 2023 growth target from capital deployment.

Headquartered in Germany, PharmaLex has global reach, with a significant footprint in Europe and the U.S. and a growing presence in other parts of the world. PharmaLex’s results will be reported as a component within AmerisourceBergen’s International Healthcare Solutions segment. The acquisition of PharmaLex will build upon AmerisourceBergen’s existing European presence in pharmaceutical distribution and biopharma manufacturer services capabilities, advancing several of AmerisourceBergen’s strategic imperatives and strengthening its differentiated position to capture significant growth opportunities in the biopharma market.

Evercore is serving as financial advisor, and Freshfields Bruckhaus Deringer LLP and Sidley Austin LLP are serving as legal advisors to AmerisourceBergen. Harris Williams is serving as financial advisor, and emnay Rechtsanwaltskanzlei and Noerr Partnerschaftsgesellschaft mbB are serving as legal advisors to AUCTUS/PharmaLex.

About AmerisourceBergen

AmerisourceBergen fosters a positive impact on the health of people and communities around the world by advancing the development and delivery of pharmaceuticals and healthcare products. As a leading global healthcare company, with a foundation in pharmaceutical distribution and solutions for manufacturers, pharmacies and providers, we create unparalleled access, efficiency and reliability for human and animal health. Our 42,000 global team members power our purpose: We are united in our responsibility to create healthier futures. AmerisourceBergen is ranked #10 on the Fortune 500 with more than $200 billion in annual revenue. Learn more at investor.amerisourcebergen.com.

Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this press release are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"). Words such as "expect," "likely," "outlook," "forecast," "would," "could," "should," "can," "project," "intend," "plan," "continue," "sustain," "synergy," "on track," "believe," "seek," "estimate," "anticipate," "may," "possible," "assume," variations of such words, and similar expressions are intended to identify such forward-looking statements. These statements are based on current expectations of the management of AmerisourceBergen (the “Company”) and are subject to uncertainty and changes in circumstances and speak only as of the date hereof. These statements are not guarantees of future performance and are based on assumptions and estimates that could prove incorrect or could cause actual results to vary materially from those indicated. Among the factors that could cause actual results to differ materially from those projected, anticipated, or implied are the following: the effect of and uncertainties related to the ongoing COVID-19 pandemic (including any government responses thereto) and any continued recovery from the impact of the COVID-19 pandemic; our ability to achieve and maintain profitability in the future; our ability to respond to general economic conditions; our ability to manage our growth effectively and our expectations regarding the development and expansion of our business; the impact on our business of the regulatory environment and complexities with compliance; unfavorable trends in brand and generic pharmaceutical pricing, including in rate or frequency of price inflation or deflation; competition and industry consolidation of both customers and suppliers resulting in increasing pressure to reduce prices for our products and services; changes in the United States healthcare and regulatory environment, including changes that could impact prescription drug reimbursement under Medicare and Medicaid and declining reimbursement rates for pharmaceuticals; increasing governmental regulations regarding the pharmaceutical supply channel; continued federal and state government enforcement initiatives to detect and prevent suspicious orders of controlled substances and the diversion of controlled substances; continued prosecution or suit by federal and state governmental entities and other parties (including third-party payors, hospitals, hospital groups and individuals) of alleged violations of laws and regulations regarding controlled substances, and any related disputes, including shareholder derivative lawsuits; increased federal scrutiny and litigation, including qui tam litigation, for alleged violations of laws and regulations governing the marketing, sale, purchase and/or dispensing of pharmaceutical products or services, and associated reserves and costs; failure to comply with the Corporate Integrity Agreement; the outcome of any legal or governmental proceedings that may be instituted against us, including material adverse resolution of pending legal proceedings; the retention of key customer or supplier relationships under less favorable economics or the adverse resolution of any contract or other dispute with customers or suppliers; changes to customer or supplier payment terms, including as a result of the COVID-19 impact on such payment terms; the possibility that various conditions to the consummation of the acquisition of PharmaLex may not be satisfied or that their satisfaction may be delayed; uncertainties as to the timing of the consummation of the acquisition of PharmaLex; unexpected costs, charges or expenses resulting from the acquisition of PharmaLex; the integration of the PharmaLex business into the Company being more difficult, time consuming or costly than expected; the effects of disruption from the acquisition on the respective businesses of the Company and PharmaLex and the fact that the acquisition may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; the PharmaLex business not performing as expected, or the inability to capture all of the anticipated benefits of the acquisition of PharmaLex or to capture the anticipated benefits within the expected time period; managing foreign expansion, including non-compliance with the U.S. Foreign Corrupt Practices Act, anti-bribery laws, economic sanctions and import laws and regulations; our ability to respond to financial market volatility and disruption; changes in tax laws or legislative initiatives that could adversely affect the Company’s tax positions and/or the Company’s tax liabilities or adverse resolution of challenges to the Company’s tax positions; the loss, bankruptcy or insolvency of a major supplier, or substantial defaults in payment, material reduction in purchases by or the loss, bankruptcy or insolvency of a major customer, including as a result of COVID-19; financial and other impacts of COVID-19 on our operations or business continuity; changes to the customer or supplier mix; malfunction, failure or breach of sophisticated information systems to operate as designed, and risks generally associated with cybersecurity; risks generally associated with data privacy regulation and the international transfer of personal data; financial and other impacts of macroeconomic and geopolitical trends and events, including the war in Ukraine and its regional and global ramifications; natural disasters or other unexpected events, such as additional pandemics, that affect the Company’s operations; the impairment of goodwill or other intangible assets (including any additional impairments with respect to foreign operations), resulting in a charge to earnings; the Company’s ability to manage and complete divestitures; the disruption of the Company’s cash flow and ability to return value to its stockholders in accordance with its past practices; interest rate and foreign currency exchange rate fluctuations; declining economic conditions in the United States and abroad; and other economic, business, competitive, legal, tax, regulatory and/or operational factors affecting the Company’s business generally. Certain additional factors that management believes could cause actual outcomes and results to differ materially from those described in forward-looking statements are set forth (i) in Item 1A (Risk Factors), in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021 and elsewhere in that report and (ii) in other reports filed by the Company pursuant to the Securities Exchange Act. The Company undertakes no obligation to publicly update or revise any forward-looking statements, except as required by the federal securities laws.

Supplemental Information Regarding Non-GAAP Financial Measure

To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses the non-GAAP financial measure described below. The non-GAAP financial measure should be viewed in addition to, and not in lieu of, financial measures calculated in accordance with GAAP. This supplemental measure may vary from, and may not be comparable to, similarly titled measures by other companies.

The non-GAAP financial measure is presented because management uses non-GAAP financial measures to evaluate the Company’s operating performance, to perform financial planning, and to determine incentive compensation. Therefore, the Company believes that the presentation of the non-GAAP financial measure provides useful supplementary information to, and facilitates additional analysis by, investors. The presented non-GAAP financial measure excludes items that management does not believe reflect the Company’s core operating performance because such items are outside the control of the Company or are inherently unusual, non-operating, unpredictable, non-recurring, or non-cash.

The Company does not provide a reconciliation for this non-GAAP financial measure on a forward-looking basis to the most comparable GAAP financial measure on a forward-looking basis because it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort due to the uncertainty and potential variability of reconciling items, which are dependent on future events, are out of the Company’s control and/or cannot be reasonably predicted, and the probable significance of which cannot be determined.

In this press release, we have included adjusted diluted earnings per share (EPS), which represents diluted earnings per share determined in accordance with GAAP adjusted for specific items, including the per share impact of: gains from antitrust litigation settlements; Turkey highly inflationary impact; LIFO expense (credit); acquisition-related intangibles amortization; employee severance, litigation, and other; and the loss on the currency remeasurement related to Swiss tax reform, in each case net of the tax effect calculated using the applicable effective tax rate for those items. Management believes that this non-GAAP financial measure is useful to investors because it eliminates the per share impact of items that are outside the control of the Company or that we consider to not be indicative of our ongoing operating performance due to their inherent unusual, non-operating, unpredictable, non-recurring, or non-cash nature.

Investors:
Bennett S. Murphy
610-727-3693
bmurphy@amerisourcebergen.com

Media:
Lauren Esposito
215-460-6981
lesposito@amerisourcebergen.com

4